SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               __________________



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: November 27, 2006
                        (Date of earliest event reported)



                         PRINCIPAL FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                    1-16725                  42-1520346
(State or other jurisdiction  (Commission file number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                     711 High Street, Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                               __________________

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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
 APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) At a meeting of the Board of Directors of Principal Financial Group, Inc. (the "Company") held on November 28, 2006, David J. Drury, a director of the Company and its wholly-owned subsidiary, Principal Life Insurance Company, whose terms of office will expire at the time of the Company's 2007 annual meeting of shareholders, indicated his decision to not seek re-election at the 2007 annual meeting and to retire from the Board at the time of that meeting. Mr. Drury's decision to not seek re-election is not due to a disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Drury was not asked to resign or removed for cause from the Board of Directors.

(e) On November 27, 2006, the Human Resources Committee of the Board of Directors of the Company and Principal Life Insurance Company approved the adoption of an amendment to the Supplemental Executive Retirement Plan, or "SERP," a nonqualified supplemental pension plan. The amendment added a single sum cash distribution option for the traditional benefit formula. Prior to the amendment, actuarially equivalent annuity options were the only distribution options under the SERP for the traditional benefit formula. The addition of the single sum cash distribution option to the SERP is not anticipated to have a material cost impact to the Company.

ITEM 7.01  REGULATION FD DISCLOSURE

The following information is being furnished under Item 7.01 "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On December 1, 2006, Principal Financial Group, Inc. announced its outlook for 2007 net income and operating earnings. The text of the announcement is included herewith as Exhibit 99.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99  Press Release Concerning 2007 Outlook Dated December 1, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRINCIPAL FINANCIAL GROUP, INC.


                                    By:       /s/ Joyce N. Hoffman
                                    Name:     Joyce N. Hoffman
                                    Title:    Senior Vice President and
                                              Corporate Secretary

Date:    December 1, 2006

                                                                   EXHIBIT 99
RELEASE: On receipt
MEDIA CONTACT:  Jeff Rader, 515-247-7883, rader.jeff@principal.com
INVESTOR RELATIONS CONTACT: Tom Graf, 515-235-9500,
                               investor-relations@principal.com


           PRINCIPAL FINANCIAL GROUP, INC. ANNOUNCES OUTLOOK FOR 2007

COMPANY ALSO PROVIDES LONGER-TERM EXPECTATIONS FOR ROE AND EPS

     Des Moines, IA (December 1, 2006) - Principal  Financial Group, Inc. (NYSE:
PFG) today announced its outlook for 2007(1). The company expects 2007 net income available to common stockholders to range from $3.60 to $3.75 per diluted share (2). The company expects 2007 operating earnings per diluted share (EPS) to range from $3.80 to $3.95(3).

     Guidance for 2007 incorporates certain assumptions, including: domestic equity market performance improvement of roughly two percent per quarter; and operating losses for the Corporate and Other segment of $50 to $60 million. Company guidance incorporates completion, in 2007, of the $250 million repurchase program authorized by the board, announced by the company on November 28, 2006. Company guidance does not contemplate any acquisition or divestiture activity other than where a definitive agreement has been signed by the company and publicly announced.

     The company also announced today its longer-term expectations(4) for return on equity (ROE)(5) and earnings per share. The company continues to expect an average annual improvement in total company ROE of roughly 50 basis points. The company also continues to expect 11 to 13 percent average annual growth in EPS.

FORWARD LOOKING AND CAUTIONARY STATEMENTS

This press release contains forward-looking statements, including, without limitation, statements as to sales targets, sales and earnings trends, and management's beliefs, expectations, goals and opinions. The company does not undertake to update these statements, which are based on a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Future events and their effects on the company may not be those anticipated, and actual results may differ materially from the results anticipated in these forward-looking statements. The risks, uncertainties and factors that could cause or contribute to such material differences are discussed in the company's annual report on Form 10-K for the year ended December 31, 2005, and in the company's quarterly report on Form 10-Q for the quarter ended September 30, 2006, filed by the company with the Securities and Exchange Commission. These risks and uncertainties include, without limitation: competitive factors; volatility of financial markets; decrease in ratings; interest rate changes; inability to attract and retain sales representatives; international business risks; foreign currency exchange rate fluctuations; and investment portfolio risks.

ABOUT THE PRINCIPAL FINANCIAL GROUP

The Principal Financial Group(R) (The Principal(R))(6) is a leader in offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and investment services, life and health insurance, and banking through its diverse family of financial services companies and national network of financial professionals. A member of the Fortune 500, the Principal Financial Group has $215.0 billion in assets under management(7) and serves some 16.4 million customers worldwide from offices in Asia, Australia, Europe, Latin America and the United States. Principal Financial Group, Inc. is traded on the New York Stock Exchange under the ticker symbol PFG. For more information, visit www.principal.com.

                                       ###


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(1)  Guidance  speaks  only as of the  date it is  made.  The  company  does not undertake to update annual guidance during the year, but may do so if significant changes occur in general business conditions or company operations.
(2) The range of $3.60 to $3.75 reflects the company's estimate for 2007 mortgage and credit losses only. There are a number of items the company does not predict that could significantly affect net income available to common stockholders and net income available to common stockholders per
     diluted  share,   including,   but  not  limited  to:   mark-to-market   on
     derivatives; changes to laws, regulations, or accounting standards; and gains or losses from discontinued operations.
(3) Operating earnings per diluted share (EPS), which is not measured in accordance with U.S. generally accepted accounting principles (U.S. GAAP), should not be viewed as a substitute for net income available to common stockholders per diluted share determined in accordance with U.S. GAAP. EPS is calculated by dividing operating earnings by weighted average shares outstanding. Operating earnings excludes from net income available to common stockholders the effect of net realized/unrealized capital gains and losses, as adjusted, and other after-tax adjustments. After-tax adjustments have occurred in the past and could recur in future reporting periods. While these items may be significant components in understanding and assessing the company's consolidated financial performance, management believes the presentation of operating earnings per diluted share enhances the understanding of results of operations by highlighting earnings attributable to the normal, ongoing operations of the company's businesses.
(4) Actual quarterly and annual results may fall outside the average annual ranges. Longer-term growth expectations should be applied to normalized results.
(5)  Operating   return  on   average   equity   excluding   accumulated   other
     comprehensive income, calculated over the trailing twelve month period.
(6) "The Principal Financial Group" and "The Principal" are registered service marks of Principal Financial Services, Inc., a member of the Principal Financial Group.
(7)  As of September 30, 2006.